UNITED STATES


                   SECURITIES AND EXCHANGE COMMISSION



                        Washington, D.C.   20549


                                FORM 8-K


                             CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934




                              May 20, 2003
                            (Date of Report)




                   AMERICAN RESTAURANT PARTNERS, L.P.
         (Exact name of registrant as specified in its charter)


                                Delaware
                    (State or other jurisdiction of
                     incorporation or organization)


        1-9606                                         48-1037438
(Commission File Number)                              (IRS Employer
                                                    Identification No.)


3020 North Cypress Road, Suite 100
Wichita, Kansas                                           67226
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code    (316) 634-1190




ITEM 2.  ACQUISITION OF ASSETS
         ---------------------

On May 20, 2003, Restaurant Management Company of Wichita, Inc. (the "Management Company"), an affiliate of American Restaurant Partners, L.P. (the "Registrant"), purchased the stock of Winny Enterprises, Inc. ("Winny"), a company that owns and operates thirteen Pizza Hut restaurants in Colorado, for $260,000. Winny was then merged into a newly formed limited liability company, Mountain View Pizza, LLC ("MVP"), the surviving entity resulting from the merger. The Registrant, through its wholly-owned subsidiary, American Pizza Partners, L.P., contributed $1,740,000 to MVP, effectively acquiring an 87% ownership interest in MVP. The remaining ownership interests are held by the Management Company.

The $1,740,000 paid in cash by the Registrant was financed by Intrust Bank of Wichita. It is anticipated that MVP will use $1,000,000 of the $1,740,000 to pay down long-term debt and $100,000 to purchase the real estate of one of the Pizza Hut restaurants. The remainder will be used to replenish operating capital.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

The acquisition does not meet the criteria requiring separate financial statements be filed with Form 8-K.




                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMERICAN RESTAURANT PARTNERS, L.P.
                                       (Registrant)
                            By:  RMC AMERICAN MANAGEMENT, INC.
                                 Managing General Partner


Date:  5/30/03              By:  /s/Hal W. McCoy
       -------                   ------------------------------------
                                 Hal W. McCoy
                                 Chairman and Chief Executive Officer